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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report: February 6, 1997
                       (Date of earliest event reported)


                 FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.,
                        a California limited partnership
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                COMMISSION FILE:          95-4200409
(State or other jurisdiction           0-18266           (I.R.S. Employer
    of incorporation or                                 Identification No.)
      organization)


                      10900 Wilshire Boulevard, 15th Floor
                         Los Angeles, California 90024
          (Address of principal executive offices, including zip code)


                                 (310) 824-9990
                (Registrant's phone number, including area code)


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ITEM 5.  OTHER EVENTS

          As previously disclosed in prior filings with the Securities and Exchange Commission (the "Commission"), Falcon Classic Cable Income Properties, L.P. (the "Partnership" or "Falcon Classic") may, in the sole discretion of its General Partner, sell individual cable systems and may also sell all or substantially all of the Partnership's assets to the General Partner or its affiliates, which include Falcon Holding Group, L.P. ("FHGLP"). Any such sale would be subject to certain terms and conditions set forth in Falcon Classic's Agreement of Limited Partnership (the "Partnership Agreement") and summarized below and in prior filings with the Commission. The Partnership has stated in its prior filings with the Commission that the General Partner and its affiliates may consider and otherwise investigate the exercise of the purchase rights provided to them under the Partnership Agreement from time to time at their discretion.

          The Partnership Agreement provides that any sale of Partnership assets to the General Partner or any of its affiliates must be made in cash pursuant to the "Appraisal Process." "Appraisal Process" is defined in the Partnership Agreement as an appraisal undertaken by three independent nationally recognized experts in the cable television field to determine the fair market value of the cable systems to be appraised. One such appraiser must be appointed by the General Partner, one by the Partnership's Conflicts Committee and the third by the first two appraisers acting jointly. The Partnership Agreement specifies that the Conflicts Committee be comprised of the independent members of the Advisory Committee (i.e., the members of the Advisory Committee that are not affiliates of, or otherwise have certain material business or professional relationships with, the General Partner or its affiliates). The appraised value pursuant to the Appraisal Process will be deemed to be the median of the three appraised values and, if any appraised value is expressed as a range, then in calculating the median, the mean amount of the range of such appraised value shall be used. No appraisals arising in affiliated transactions may be conducted at the Partnership's expense. Appraisers selected pursuant to the Appraisal Process may not have any interest in, nor any material business or professional relationship with, the Partnership, the General Partner or any of its affiliates. For the purposes of determining whether or not the business or professional relationship or joint investment is material, the gross revenue derived by the appraiser from the Partnership, the General Partner or any affiliate shall not exceed 5% of the annual gross revenue derived by the appraiser from all sources. Except under certain circumstances, sales of assets by the Partnership to the General Partner or its affiliates prior to January 1, 1997 would have required an affirmative vote of a majority of limited partner interests outstanding and not owned by the General Partner or its affiliates. No such vote is required or will be sought thereafter. Though the General Partner is not required to purchase the Partnership's cable systems, it or one of its affiliates may determine to do so subject to the foregoing restrictions. Limited partners will not be entitled to share in any profits of the General Partner or its affiliates from the operation or sale of any cable systems subsequent to the sale of such cable systems to the General Partner or any affiliate.




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          As previously disclosed, in a meeting held in Los Angeles on August
27, 1996, the General Partner formally advised the Partnership's Advisory Committee and Conflicts Committee that it desired to explore on a preliminary basis the possibility of exercising the purchase rights contained in the Partnership Agreement. Accordingly, the General Partner requested that the Appraisal Process be commenced and that, in compliance therewith, the Conflicts Committee select an independent nationally recognized expert in the cable television field to determine the fair market value of the assets of each of the Partnership's cable systems. The three appraisers were selected as follows:
(i) the Conflicts Committee selected Arthur Andersen LLP; (ii) the General Partner selected Kane Reece Associates, Inc.; and (iii) those two firms selected Communications Equity Associates (the "Appraisers"). Pursuant to the Partnership Agreement, the sole obligation of the Conflicts Committee in connection with the Appraisal Process was to select one of the three
Appraisers.

          On February 6, 1997, each of the Appraisers delivered summaries of the results of their appraisals (the "Appraisals"). These Appraisals address the value of the appraised Partnership assets and do not give effect to any debt or other liabilities of the Partnership. As noted below, the Partnership has significant amounts of debt outstanding under its bank credit agreement.

          Certain of these materials are presently in draft form and subject to review and revision. Summaries of such reports will be filed with the Commission promptly after final reports are available from each Appraiser. Based solely upon the draft Appraisals, as of December 31, 1996, the Partnership understands the appraised values of the five cable systems owned by the Partnership to be as follows ($ in thousands):

                                                               Communications
                                                                   Equity
                               Kane Reece         Arthur      Associates, Inc.
                            Associates, Inc.   Andersen LLP       (MEDIAN)
                            ----------------   ------------   ----------------

Redmond, OR                     $  7,680          $ 5,882          $ 6,200
Burke County, NC                  20,570           17,685           19,000
Somerset, KY                      33,590           30,277           31,000
Centreville, MD                   23,980           20,445           23,000
California City, CA                3,500            2,791            2,800


          As noted above, the Appraisal Process dictates that the appraised value of an asset to be appraised shall be the median Appraisal for such asset.

          The reports related to each Appraisal will set forth certain matters considered by the respective Appraisers. In connection with rendering their Appraisals, the Appraisers performed a variety of financial analyses which will be summarized in the respective Appraisals. No limitations were imposed by the Partnership with respect to the investigations made or the



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procedures followed by the Appraisers in rendering their Appraisals. The General
Partner is under no obligation to exercise its purchase right in full or in part, nor can there be any assurance that the Partnership would otherwise be able to sell all or any portion of its assets at prices consistent with the Appraisals. Actual sales in the marketplace could be at valuations materially above or below those reflected by the Appraisals. Such Appraisals should accordingly not be assumed to be a representation as to the implied value of limited partnership interests in the Partnership, nor as to the proceeds that might be realized by the Partnership in connection with a sale or other disposition of all or any portion of the assets of the Partnership, whether to the General Partner, an affiliate or otherwise.

        Based upon the aggregate of the median Appraisals of the Partnership's cable systems (the "Aggregate Appraised Valuation") and assuming a hypothetical liquidation of the Partnership on December 31, 1996 involving the sale of those systems on that date for an amount equal to the Aggregate Appraised Valuation, the estimated cash distribution to unitholders would have been approximately $851.00 per limited partnership unit (the "Hypothetical Estimated Per Unit Distribution") (based upon 71,879 units outstanding). The Hypothetical Estimated Per Unit Distribution was calculated assuming net liabilities on the balance sheet of the Partnership, excluding property, plant and equipment and intangible assets ("Net Liabilities"), of approximately $20.2 million (as of December 31,
1996). The Hypothetical Estimated Per Unit Distribution assumes that the Net Liabilities as of December 31, 1996 represent the only payments, other than certain reserved expenses, that would have been required to be made by the Partnership prior to the distribution of cash to the unitholders. This assumption will likely prove to be invalid. Specifically, this method assumes all of the cable systems are sold in a single transaction. If the Partnership sells the assets over time in separate transactions, for example, it could incur significant transaction costs and there would be a significant delay in the distribution of funds to limited partners. Accordingly, the Hypothetical Estimated Per Unit Distribution is presented for illustrative purposes only and does not necessarily represent amounts the Partnership could have distributed to unitholders on December 31, 1996 or any date thereafter. In the event any of the Partnership's cable systems are sold, the actual timing and amount of any related distribution to partners cannot be predicted at this time.

        The Appraisals, by their respective terms, are based upon numerous sources of information including data supplied by the General Partner, which included certain projections regarding 1997 operating results for the Partnership prepared in the ordinary course of its business. The Partnership does not as a matter of course make public any forecasts as to its future financial performance. THE PROJECTIONS WERE PREPARED SOLELY FOR INTERNAL USE AND NOT WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE COMMISSION OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS AND WERE NOT PREPARED WITH THE ASSISTANCE OF, OR REVIEWED BY, INDEPENDENT ACCOUNTANTS. SUCH PROJECTIONS WERE PROVIDED TO THE APPRAISERS SOLELY FOR THE PURPOSES OF THEIR APPRAISALS. NONE OF THE GENERAL PARTNER, THE PARTNERSHIP, ANY AFFILIATE OR ANY PARTY TO WHOM THE PROJECTIONS WERE PROVIDED ASSUMES ANY RESPONSIBILITY FOR THE VALIDITY, REASONABLENESS, ACCURACY OR COMPLETENESS OF THE

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PROJECTIONS. WHILE PRESENTED WITH NUMERICAL SPECIFICITY, THE PROJECTIONS ARE
BASED ON A VARIETY OF ASSUMPTIONS RELATING TO THE BUSINESSES OF THE PARTNERSHIP, INDUSTRY PERFORMANCE, GENERAL BUSINESS AND ECONOMIC CONDITIONS AND OTHER MATTERS WHICH ARE SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE PARTNERSHIP'S CONTROL, AND, THEREFORE, SUCH PROJECTIONS ARE INHERENTLY IMPRECISE AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE REALIZED. ALSO, ACTUAL FUTURE RESULTS MAY VARY MATERIALLY FROM THOSE SHOWN IN THE PROJECTIONS. THE PARTNERSHIP IS NOT UNDER ANY OBLIGATION TO UPDATE THE PROJECTIONS AT ANY FUTURE TIME.

        Each of the Appraisers is a nationally recognized cable system appraisal firm and is continually engaged in the valuation of cable systems. Each of the Appraisers, other than Arthur Andersen LLP, has from time to time provided valuation services to the Partnership and its affiliates for which they have received customary compensation.

        The General Partner has made no decision whether to purchase any or all of the Partnership's five cable television systems. Any decision by the General Partner will, as permitted by the Partnership Agreement, be made on a system-by-system basis. Any decision by the General Partner or its affiliates to acquire any of the Partnership's cable systems will further be subject to, among other things, (i) the availability of the necessary financing on terms acceptable to the acquiring affiliate; (ii) the relative attractiveness of available alternative and investment opportunities; (iii) the receipt of any necessary regulatory approvals and consents; and (iv) other future developments relating to the Partnership and the cable television industry, general economic conditions and other future developments.

        Although the foregoing reflects activities which the General Partner and certain of its affiliates are currently exploring with respect to the Partnership, the foregoing is subject to change at any time. Accordingly, there can be no assurance that the sale of cable television systems of the Partnership in accordance with the rights of the General Partner and its affiliates under the terms of the Partnership Agreement as described above or otherwise will be pursued or, if pursued, when and if any of them will be successfully consummated. For additional information on the terms of the Partnership Agreement, see "Item 1--Business--Introduction" and Item 13-- "Certain Relationships and Related Transactions--Conflicts of Interest" in the Partnership's Annual Report on Form 10-K for the year ended December 31, 1995 and the full text of the Partnership Agreement filed as Exhibit 3.2 thereto.

        FORWARD-LOOKING STATEMENTS IN THIS REPORT ARE MADE PURSUANT TO THE
SAFE HARBOR PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE EFFECTS OF LEGISLATIVE AND REGULATORY CHANGES; THE POTENTIAL OF INCREASED LEVELS OF COMPETITION FOR THE PARTNERSHIP; TECHNOLOGICAL CHANGES; THE PARTNERSHIP'S DEPENDENCE UPON THIRD-PARTY PROGRAMMING; THE POTENTIAL EXERCISE OF THE PURCHASE RIGHT AS DESCRIBED ABOVE; THE ABSENCE



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OF UNITHOLDER PARTICIPATION IN THE GOVERNANCE AND MANAGEMENT OF THE
PARTNERSHIP; LIMITATIONS ON BORROWINGS BY THE PARTNERSHIP CONTAINED IN THE PARTNERSHIP AGREEMENT; THE MANAGEMENT FEES PAYABLE TO THE GENERAL PARTNER; THE EXONERATION AND INDEMNIFICATION PROVISIONS CONTAINED IN THE PARTNERSHIP AGREEMENT RELATING TO THE GENERAL PARTNER AND OTHER; POTENTIAL CONFLICTS OF INTEREST INVOLVING THAT GENERAL PARTNER AND ITS AFFILIATES; THE POTENTIAL LIABILITY OF UNITHOLDERS TO CREDITORS OF THE PARTNERSHIP TO THE EXTENT OF ANY DISTRIBUTION MADE TO SUCH UNITHOLDER IF, IMMEDIATELY AFTER SUCH DISTRIBUTION (WHETHER OR NOT THE PARTNERSHIP CONTINUES TO EXIST), THE REMAINING ASSETS OF THE PARTNERSHIP ARE NOT SUFFICIENT TO PAY ITS THEN OUTSTANDING LIABILITIES OF THE PARTNERSHIP; AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K AND OTHER PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FALCON CLASSIC CABLE INCOME PROPERTIES, L.P.
                                     a California limited partnership

                                     By:  Falcon Classic Cable Investors, L.P.
                                          General Partner

                                     By:  Falcon Holding Group, L.P.
                                          General Partner

                                     By:  Falcon Holding Group, Inc.
                                          General Partner


Date: February 13, 1997.             By:  /s/ Michael K. Menerey
                                          -------------------------------
                                          Name:   Michael K. Menerey
                                          Title:  Chief Financial Officer


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